            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

Except as otherwise indicated in the information included in this Exhibit 99.2, or as the context may otherwise require, references to (i) the terms "we," "us,"
"G-III," and "our" refer to G-III Apparel Group, Ltd. and its subsidiaries; (ii)
the term "Marvin Richards" refers to J. Percy for Marvin Richards, CK Outerwear,
LLC and 50% ownership in Fabio Licensing, LLC; (iii) the term "Winlit" refers to certain operating assets purchased from the Winlit Group Ltd.; (iv) the term
"Acquisitions" refers to (a) our acquisition of the stock of J. Percy for
Marvin Richards, Ltd., the members' interests in CK Outerwear, LLC and 50% of the members' interests in Fabio Licensing, LLC and (b) the acquisition of certain operating assets of Winlit; and (v) "Transactions" refers to the
Acquisitions, proceeds from the $30 million term loan due July 2008 and the application of the proceeds therefrom.

The following unaudited pro forma condensed consolidated financial data as of and for the year ending January 31, 2005 give effect to the Transactions as if they had occurred on the dates indicated below and after giving effect to the pro forma adjustments. The unaudited pro forma condensed consolidated statement of income for the fiscal year ended January 31, 2005 has been derived from
G-III's audited statement of income for the fiscal year ended January 31, 2005,
Marvin Richards' audited statement of income for the year ended December 31,
2004, and Winlit's unaudited statement of income for the year ended December 31,
2004 and gives effect to the consummation of the Transactions, as if they had occurred on February 1, 2004. The unaudited pro forma condensed consolidated balance sheet as of January 31, 2005 has been derived from G-III's audited balance sheet as of January 31, 2005, Marvin Richards' audited balance sheet as of December 31, 2004, and Winlit's unadjusted balance sheet as of December 31,
2004, as adjusted to give effect to the Transactions as if they occurred on
January 31, 2005.

The following unaudited pro forma condensed consolidated statements of income for the six months ended July 31, 2005 give effect to the Transactions as if they had occurred on the dates indicated below and after giving effect to the pro forma adjustments. The unaudited pro forma condensed consolidated statement of income for the six months ended July 31, 2005 has been derived from G-III's unaudited statement of income for the six months ended July 31, 2005, and the unadjusted statement of income for the six months ended June 30, 2005 of each of
Marvin Richards and Winlit, and gives effect to the consummation of the
Transactions, as if they had occurred on February 1, 2004.

The pro forma adjustments are based upon available information and certain assumptions that we consider reasonable. The pro forma results of operations are not necessarily indicative of the results of operations that we would have achieved had the Transactions reflected therein been consummated on the date indicated or that we will achieve in the future. The unaudited pro forma condensed consolidated financial data are based on preliminary estimates and assumptions set forth in the accompanying notes. Pro forma adjustments are necessary to reflect the estimated purchase price and to adjust amounts related to the assets and liabilities of each of Marvin Richards and Winlit to a preliminary estimate of their fair values. Pro forma adjustments are also necessary to reflect the changes in depreciation and amortization expense resulting from fair value adjustments to assets, interest expense due to the new term loan, and the taxation of Marvin Richards' and Winlit's income as a result of the Transactions, as well as the tax effects related to such pro forma adjustments.

The pro forma adjustments and allocation of purchase price are preliminary and are based on our estimates of the fair value of the assets acquired and liabilities assumed. The final purchase price allocation will be completed after asset and liability valuations are finalized. This final valuation will be based on the actual assets and liabilities of Marvin Richards and Winlit that exist as of the date of the completion of the Transactions. Any final adjustments may materially change the allocation of the purchase price, which could affect the fair value assigned to the assets and liabilities and could result in a significant change to the unaudited pro forma condensed consolidated financial data. Additionally, the purchase agreements for each of Marvin Richards and
Winlit provide for annual contingent payments for the years ending January 31,
2006 through January 31, 2009, based on the performance of the respective operations acquired. The contingent payments, if earned, will be accounted for as additional purchase price and classified as goodwill. The following pro forma financial statements do not include any adjustments for any of these potential contingent payments.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JANUARY 31, 2005
(IN THOUSANDS)

                                                                                                                         G-III
                                                                                                                       Pro Forma
                                                     Historical      Historical     Historical      Pro Forma          Condensed
                                                        G-III      Marvin Richards    Winlit       Adjustments       Consolidated
                                                   --------------------------------------------------------------   --------------

                 ASSETS
Current Assets
Cash and cash equivalents                             $ 16,574          $ 135            $ 31        $ 7,796 (a)       $ 24,536
Receivables, net of allowances                          24,783          1,707           1,910                            28,400
Inventories, net                                        24,108         10,093           2,650                            36,851
Deferred income taxes                                    3,357                                                            3,357
Prepaid expenses and other current assets                3,887            193             634                             4,714
                                                      --------       --------         -------       --------          ---------
Total current assets                                    72,709         12,128           5,225          7,796             97,858

Property, plant and equipment, net                       2,350            892           1,045                             4,287
Deferred income tax                                      2,050                                                            2,050
Intangibles, net                                                          800                         20,704 (b)         21,504
Other assets                                             3,486            111             146          1,820 (c)          5,563
                                                      --------       --------         -------       --------          ---------
                                                      $ 80,595       $ 13,931         $ 6,416       $ 30,320          $ 131,262
                                                      ========       ========         =======       ========          =========

      LIABILITIES AND OWNERS' EQUITY
Current liabilities
Notes payable                                            $ 770                                      $ 30,000 (d)       $ 30,770
Due to factor                                                           $ 545         $ 4,896                             5,441
Current maturities, capital lease obligations              202                                                              202
Income taxes payable                                       104                                                              104
Other current liabilities                                                 592                                               592
Accounts payable                                         6,565          3,647           2,930                            13,142
Due to related parties                                                    719                                               719
Accrued expenses                                         5,200          2,247                                             7,447
                                                      --------       --------         -------       --------          ---------
Total current liabilities                               12,841          7,750           7,826         30,000             58,417

Other non-current liabilities                              824            568                                             1,392
                                                      --------       --------         -------       --------          ---------

Total owners' equity                                    66,930          5,613          (1,410)           320 (e)         71,453
                                                      --------       --------         -------       --------          ---------
                                                      $ 80,595       $ 13,931         $ 6,416       $ 30,320          $ 131,262
                                                      ========       ========         =======       ========          =========

See accompanying notes to the unaudited pro forma condensed consolidated balance sheet.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(a) THE PRO FORMA ADJUSTMENT TO CASH WAS DETERMINED AS FOLLOWS:
Proceeds from term loan                                                  $ 30,000
Cash portion of purchase price of Marvin Richards                         (19,150)
Cash portion of purchase price of Winlit                                     (580)
Cash paid for acquisition fees and expenses                                  (492)
Estimated fees and expenses associated with debt issuance                  (1,982)
                                                                         --------
                                                                         $  7,796
                                                                         ========

(b) GOODWILL AND INTANGIBLES, NET
Estmated Marvin Richards goodwill                                        $  4,764
Estimated acquired intangibles from Marvin Richards                        10,000
Estimated Winlit goodwill                                                   1,940
Estimated acquired intangibles from Winlit                                  4,000
                                                                         --------
                                                                         $ 20,704
                                                                         ========

(c) OTHER ASSETS
Fees and expenses associated with debt issuance                          $  1,982
Write off of deferred financing costs                                        (162)
                                                                         --------
                                                                         $  1,820
                                                                         ========

(d) LONG-TERM DEBT
Proceeds from term loan                                                  $ 30,000
                                                                         ========

(e) TOTAL OWNERS' EQUITY
Elimination of equity resulting from purchase accounting adjustments     $ (4,203)
Shares issued in connection with Marvin Richards acquisition                4,685
Write off of deferred financing costs                                        (162)
                                                                         --------
                                                                         $    320
                                                                         ========

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED JANUARY 31, 2005
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                                           G-III
                                                                                                                         Pro Forma
                                                             Historical      Historical      Historical   Pro Forma      Condensed
                                                                G-III      Marvin Richards     Winlit    Adjustments    Consolidated
                                                           ----------------------------------------------------------   ------------

Net sales                                                     $ 214,278        $ 78,281       $ 31,247                    $ 323,806
Cost of goods sold                                              161,534          62,758         21,420                      245,712
                                                           ---------------------------------------------------------    ------------
Gross profit                                                     52,744          15,523          9,827                       78,094
Selling, general and administrative expenses                     48,796          13,884         10,937      $ 3,000 (a)      76,617
Non recurring charge                                                882                                                         882
                                                           ---------------------------------------------------------    ------------
Operating profit (loss)                                           3,066           1,639         (1,110)      (3,000)            595
Interest and financing charges, net                               1,086             594            599        2,175 (b)       4,454
                                                           ---------------------------------------------------------    ------------
Income (loss) before incomes taxes                                1,980           1,045         (1,709)      (5,175)         (3,859)
Income tax expense (benefit)                                      1,277              81                      (2,533)(c)      (1,175)
                                                           ---------------------------------------------------------    ------------
NET INCOME (LOSS)                                             $     703        $    964       $ (1,709)     $(2,642)      $  (2,684)
                                                           =========================================================    ============

LOSS PER SHARE:

    Basic and diluted loss per common share                                                                               $   (0.33)
                                                                                                                          ==========
    Historical weighted average number of shares outstanding                                                                  7,528
    Shares issued in connection with acquistion of Marvin Richards                                                              617
                                                                                                                          ----------
    Proforma weighted average number of shares outstanding                                                                    8,145
                                                                                                                          ==========

(A) SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
Estimated amortization of acquired intangible assets which consist of licenses aquired in the acquisition                 $   2,000
An estimated term of five years was used for the licenses acquired from Marvin Richards and four years                        1,000
for licenses acquired from Winlit                                                                                         ----------
                                                                                                                          $   3,000
                                                                                                                          ==========

(B) INTEREST EXPENSE
Interest expense calculated on incremental borrowing used to acquire Marvin Richards and Winlit                           $  30,000
Interest rate                                                                                                                  7.25%
                                                                                                                          ----------
Annual interest                                                                                                           $   2,175
                                                                                                                          ==========

(C) INCOME TAX PROVISION
Tax effect of pro forma Marvin Richard's amortization                                                                     $    (840)
Tax effect of pro forma Winlit's amortization                                                                                  (420)
Tax effect of pro forma interest expense                                                                                       (914)
Adjustment of acquired entities effective tax rates(1)                                                                         (360)
                                                                                                                          ----------
                                                                                                                          $  (2,533)
                                                                                                                          ==========

(1)  Historically, Marvin Richards and Winlit have been treated as partnerships for federal and state income tax purposes. Consequently, federal and state tax liabilities flowed through to the members and shareholders of each company. Following the transactions, the acquired entities will be subject to taxation as part of the G-III Apparel Group, Ltd. consolidated tax returns. The proforma adjustment reflects the estimated incremental U.S.
     federal and state income tax provision as if the acquired companies had been subject to taxation under subchapter C of the Internal Revenue Code for the full fiscal year.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
SIX MONTHS ENDED JULY 31, 2005
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                                           G-III
                                                                                                                         Pro Forma
                                                           Historical      Historical      Historical     Pro Forma      Condensed
                                                              G-III      Marvin Richards     Winlit      Adjustments   Consolidated
                                                         -----------------------------------------------------------   ------------

Net sales                                                   $ 62,169        $ 13,336         $ 1,798                      $ 77,303
Cost of goods sold                                            50,371          10,044           3,583                        63,998
                                                         -----------------------------------------------------------     ----------
Gross profit                                                  11,798           3,292          (1,785)                       13,305
Selling, general and administrative expenses                  20,572           5,258           4,945        $ 1,500 (a)     32,275
                                                         -----------------------------------------------------------     ----------
Operating loss                                                (8,774)         (1,966)         (6,730)        (1,500)       (18,970)
Interest and financing charges, net                              513             238             385          1,088 (b)      2,224
                                                         -----------------------------------------------------------     ----------
Loss before incomes taxes                                     (9,287)         (2,204)         (7,115)        (2,588)       (21,194)
Income tax benefit                                            (3,901)              6                         (5,007)(c)     (8,902)
                                                         -----------------------------------------------------------     ----------
NET LOSS                                                    $ (5,386)       $ (2,210)       $ (7,115)       $ 2,419      $ (12,292)
                                                         ===========================================================     ==========

LOSS PER SHARE:
    Basic and diluted loss per common share                                                                              $   (1.58)
                                                                                                                         ==========
    Historical weighted average number of shares outstanding                                                                 7,141
    Shares issued in connection with acquistion of Marvin Richards                                                             617
                                                                                                                         ----------
    Proforma weighted average number of shares outstanding                                                                   7,758
                                                                                                                         ==========

(a) SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
Estimated amortization of acquired intangible assets which consist of licenses aquired in the acquisition.               $   1,000
An estimated term of five years was used for the licenses acquired from Marvin Richards and four years
for licenses acquired from Winlit.                                                                                             500
                                                                                                                         ----------
                                                                                                                         $   1,500
                                                                                                                         ==========

(b) INTEREST EXPENSE
Interest expense calculated on incremental borrowing used to acquire Marvin Richards and Winlit.                         $  30,000
Interest rate                                                                                                                7.25%
Annual interest                                                                                                              2,175
                                                                                                                         ----------
                                                                                                                         $   1,088
                                                                                                                         ==========

(c) INCOME TAX PROVISION
Tax effect of pro forma Marvin Richard's amortization                                                                    $    (420)
Tax effect of pro forma Winlit's amortization                                                                                 (210)
Tax effect of pro forma interest expense                                                                                      (457)
Adjustment of acquired entities effective tax rates (1)                                                                     (3,920)
                                                                                                                         ----------
                                                                                                                         $  (5,007)
                                                                                                                         ==========

(1)  Historically, Marvin Richards and Winlit have been treated as partnerships for federal and state income tax purposes. Consequently, federal and state tax liabilities flowed through to the members and shareholders of each company. Following the transactions, the acquired entities will be subject to taxation as part of the G-III Apparel Group, Ltd. consolidated tax returns. The proforma adjustment reflects the estimated incremental U.S.
     federal and state income tax provision as if the acquired companies had been subject to taxation under subchapter C of the Internal Revenue Code for the full fiscal year.